Exhibit 99.1

Independent Accountant’s Report

Board of Directors and Management

Westlake Services, LLC, dba Westlake Financial Services

4751 Wilshire Blvd., Suite 100

Los Angeles, CA 90010

And

BMO Capital Markets Corp.

320 South Canal Street, 4th Floor

Chicago, IL 60606

And

J.P. Morgan Securities LLC

270 Park Avenue, 4th Floor

New York, New York 10017

And

RBC Capital Markets, LLC

200 Vesey Street, 8th Floor

New York, NY 10281

And

MUFG Securities Americas Inc.

1221 Avenue of the Americas, Sixth Floor

New York, NY 10020-1001

Ladies and Gentlemen:

We have performed the procedures enumerated below on certain records and transactions of Westlake Services, LLC, dba Westlake Financial Services, referred to herein as the Company or Westlake, which were agreed to by BMO Capital Markets Corp.; J.P. Morgan Securities LLC; RBC Capital Markets, LLC; and MUFG Securities Americas Inc. (together with the Company, the Specified Parties) for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile receivable-backed notes issued by Westlake Automobile Receivables Trust 2026-2, in accordance with the confidential Preliminary Offering Memorandum (the Proposed Transaction). The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of the Proposed Transaction. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in the Proposed Transaction. Additionally, the Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

It is our understanding that you have requested that only findings in excess of $1.00 or 0.01% be reported to you.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i)	The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	The fields in the Loan Data File, as listed in Exhibit A, shall be herein referred to as “Specified Attributes”;

(iii)	The term “Automobile Loan Contract” means automobile installment sales contracts secured by new or used automobiles;

(iv)	The term “Automobile Loan Contract File” means any file containing the installment sales contract, evidence of title and credit application;

(v)	The term “Obligor” means the borrower(s) stated on the installment sales contract;

(vi)	The term “Customer Service Screen” refers to a screen image that the Company’s management represented as information from the Company’s contract accounting system; and

(vii)	The term “Odometer Disclosure Statement” refers to the statement provided by the Company in order to compare Specified Attribute 11 in the Loan Data File.

On April 7, 2026, representatives of the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of March 31, 2026 (Statistical Calculation Date). The Loan Data File contained 133,348 individual customer loans, herein referred to as the “Underlying Assets,” that management represented was the entire population of the Underlying Assets in the Proposed Transaction. In accordance with the engagement letter dated April 20, 2026, we selected a random sample from the Loan Data File of 150 individual customer loans and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the engagement letter. From April 9, 2026, to April 17, 2026, the Company provided us with the Source Documents referenced in Exhibit A related to the respective 150 individual customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding Source Documents outlined in Exhibit A. We found all Specified Attributes to be in agreement to the Source Documents.

For the sample, we recalculated the scheduled contract maturity date (Specified Attribute 7) as reflected in the Loan Data File based on the term of the Automobile Loan Contract (Contract) and the due date of the first payment as reflected in the Contract. Based on our review of the Customer Service Screen, if the loan experienced a first payment due date change, we recalculated the Original Maturity Date as reflected in the Loan Data File based on the term of the Automobile Loan Contract and then changed the due date of the first payment as reflected in the Customer Service Screen. We noted no exceptions in our comparison of the recalculations to the source documents.

We recalculated the Current Remaining Term (Specified Attribute 14) as reflected in the Loan Data File based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and March 31, 2026 (the as-of date of the Specified Attributes in the Loan Data File). Based on our review of the Customer Service Screen, if the loan experienced an extension, additional payments or delinquent payments, we recalculated the Current Remaining Term based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and March 31, 2026, plus extensions or delinquent payments and/or less additional payments. We noted no exceptions in our comparison of the recalculations to the source documents.

We compared the manufacturer of the vehicle, whether it was new or used, and the vehicle identification number (Specified Attributes 9, 11 and 12) on the Title Document to the Loan Data File. For instances when the Title Document or the Loan Data File reflects a vehicle model name of that manufacturer instead of the associated manufacturer’s name, it has been agreed-upon by the Specified Parties that these are not deemed as findings. For instance, if the Title Document stated a Dodge and the Loan Data File stated the manufacturer was Ram, then this would not be considered a finding.

We compared the customer state (Specified Attribute 13) on the Automobile loan contract to the Loan Data File. For instances where the customer state did not agree between the Automobile loan contract to the Loan Data file, we inspected the Customer Details tab within the Customer Service Screen noting the current state for the customer agreed to the Loan Data File.

We also performed the following procedures on the sample of 150 Underlying Assets:

With respect to Specified Attribute 1, the Specified Parties informed us that variations in the name of the customer related to spelling, abbreviation or truncation were deemed acceptable and would not be reported as findings;

With respect to Specified Attribute 2, we compared the contract identification number from the Loan Data File to the Customer Service Screen;

The term “Title Document” means, with respect to any automobile, an original certificate of title, lien or other notification (electronic or otherwise) used by the Registrar of Titles in the state of California, or its equivalent of the applicable state, to a secured party that indicates the lien of the secured party on the vehicle is recorded on the original certificate of title. Electronic Title Documents are certificates generated using Dealertrack, the Company’s third-party software program that allows internet access to the Department of Motor Vehicles records for various states. The Company informed us that certain states do not provide a Title Document of the lienholder. For those states, we sighted the application for the Title Document that was submitted to the appropriate state or sighted the results of the online Title Document record request from the Bureau of Motor Vehicles of the applicable state; and

With respect to Specified Attribute 11, for the Contracts that did not include an indication of whether or not the vehicle was new or used, we compared the new or used status to the odometer reading on the Title Document or the Odometer Disclosure Statement to determine if the vehicle was new or used. In addition, we were instructed by the Company for the Contracts that did not include the new or used status on the Contract, the Title Document or the Odometer Disclosure Statement, the term “new vehicle” refers to a vehicle with miles less than 200 and the model year is equal to or greater than the boarding date and the term “used vehicle” refers to a vehicle with miles greater than or equal to 200 and the model year is less than the boarding date.

In addition to the procedures described above, for each selection in the sample of individual customer loans, we observed the presence or noted the following:

•	Signed credit application, electronic or physical copy;

•	Signed Contract, electronic or physical copy;

•	Title Document, electronic or physical copy, for selections where the contract date is greater than 90 days from the Statistical Calculation Date; and

The security interest of “Westlake Financial Services,” the Company’s full legal name, is indicated on the Title Document. Per the instruction of the Company, variations due to spelling, abbreviation or truncation of the full legal name were deemed acceptable.

We noted no exceptions in our procedures outlined above.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM US LLP performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing any such assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.

•	Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, RSM US LLP should not be regarded as having in any way warranted or given assurance to the items noted above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation. If a party not previously outlined has obtained, or has access to, this report without having executed an agreement with RSM US LLP wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a Nonspecified Party), that Nonspecified Party cannot:

(i)	Rely upon this report, and any use of this report by that Nonspecified Party is its sole responsibility and at its sole and exclusive risk; or

(ii)	Acquire any rights or claims against RSM US LLP, and RSM US LLP assumes no duties or obligations to such Nonspecified Party.

The Nonspecified Party may not disclose or distribute this report or any of the report’s contents to any other party (including, but not limited to, electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

/s/ RSM US LLP

Los Angeles, California

April 28, 2026

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Documents
1	First and last name of customer	Automobile loan contract, Title Document
2	Contract identification number	Customer Service Screen
3	Amount financed	Automobile loan contract
4	Monthly payment	Automobile loan contract
5	Annual Percentage Rate (APR)	Automobile loan contract
6	Required first payment date	Automobile loan contract
7	Original maturity date	Automobile loan contract
8	Dealer state	Automobile loan contract
9	Vehicle make	Title Document
10	Vehicle segment	2026.03_Vehicle_Make_and_Type_Mapping .xls (electronic file provided by the Company)
11	Vehicle new or used	Title Document, Odometer Disclosure Statement
12	Vehicle identification number	Title Document
13	Customer state	Automobile loan contract
14	Current remaining term	Automobile loan contract
15	Term	Automobile loan contract